Exhibit 10.1

ADDITIONAL ISSUANCE AGREEMENT

This Additional Issuance Agreement (this “Agreement”), dated as of April __, 2017, is made pursuant to that certain Securities Purchase Agreement, dated as of March 11, 2015, as amended (the “Purchase Agreement”), by and between EnerJex Resources, Inc. (the “Company”) and Alpha Capital Anstalt (the “Purchaser”) for the purchase of the Company’s Series C Convertible Preferred Stock (the “Preferred Stock”). Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement.

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.          Issuance of Preferred Stock.

(a)	Initial Issuance. Promptly following the date hereof, in consideration for the payment of $300,000 (the “Purchase Price”), the Company hereby agrees to issue, against such payment, to the Purchaser 300 shares of Preferred Stock of the Company, which Preferred Stock shall be issued pursuant to the Certificate of Designation attached hereto (a “Certificate of Designation”). The Company shall deliver to the Purchaser the shares of Preferred Stock against payment of the Purchase Price.

(b)	Optional Issuance. From the date hereof until the ______ anniversary of the date hereof, after the Initial Closing Date, the Purchaser may, in its sole determination, elect to purchase, in whole or in part, through one or more purchases up to an additional, in the aggregate, 200 shares of Preferred Stock for an aggregate purchase price of $200,000 (the “Optional Shares” and such right to receive the Optional Shares pursuant to this Section 2.2, the “Optional Right”). The Optional Shares shall be on the same terms and conditions as the sale of the Preferred Stock. Subject to the terms of this Agreement, each closing of Optional Shares (“Optional Closing”) shall occur within 3 Trading Days of a duly delivered exercise notice by the exercising party (each such notice, an “Optional Notice” and each such Optional Closing following delivery of an Optional Notice, an “Optional Closing Date”). Upon the issuance and sale of the Optional Shares, the Optional Shares shall be deemed shares of Preferred Stock (and such underlying shares, Conversion Shares) for the purposes of this Agreement.

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2.            Documents. Except as set forth in the Certificate of Designation of Preferences, Rights and Limitations of Series C Convertible Stock, the rights and obligations of the Purchaser and of the Company with respect to the Preferred Stock and the shares of Common Stock issuable under the Preferred Stock (the “Conversion Shares”) shall be identical in all respects to the rights and obligations of such Purchaser and of the Company with respect to the Preferred Stock and the Underlying Shares issued and issuable pursuant to the Purchase Agreement; provided, however, where applicable and with respect to the unregistered characteristics of the Preferred Stock and Conversion Shares (ie. Section 4.1 as it applies to the Warrant Shares), the obligations of the Conversion Shares shall be identical to the Company’s obligations with respect to the Warrant Shares. Any rights of a Purchaser or covenants of the Company which are dependent on such Purchaser holding securities of the Company or which are determined in magnitude by such Purchaser’s purchase of securities pursuant to the Purchase Agreement shall be deemed to include any securities purchased or issuable hereunder. The Purchase Agreement is hereby amended so that the term “Preferred Stock” includes the Preferred Stock issued hereunder and “Underlying Shares” and “Warrant Shares” includes the Conversion Shares.

3.           Representations and Warranties of the Company. The Company hereby makes to the Purchaser the following representations and warranties:

(a)          Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, its board of directors or its stockholders in connection therewith other than in connection with the Required Approvals. This Agreement has been duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

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(b)          No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not: (i) conflict with or violate any provision of the Company’s certificate or articles of incorporation, bylaws or other organizational or charter documents; or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien (except as contemplated by the Security Documents) upon any of the properties or assets of the Company in connection with, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material agreement, credit facility, debt or other material instrument (evidencing Company debt or otherwise) or other material understanding to which such Company is a party or by which any property or asset of the Company is bound or affected; or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected, except, in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

(c)          Issuance of the Preferred Stock. The Preferred Stock is duly authorized and, upon the execution of this Agreement by a Purchaser, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents. The Conversion Shares, when issued in accordance with the terms of the Certificate of Designation, will be validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company. The Company has reserved from its duly authorized capital stock a number of shares of Common Stock for issuance of the Conversion Shares at least equal to the Required Minimum on the date hereof.

(d)          Affirmation of Prior Representations and Warranties. The Company hereby represents and warrants to each Purchaser that the Company’s representations and warranties listed in Section 3.1 of the Purchase Agreement are true and correct as of the date hereof.

(e)          Affirmation of Adjustment to Series B Convertible Preferred Stock. The Company represents and warrants that, pursuant to Section 7(b) of the Certificate of Designation to the Series B Convertible Preferred Stock and Section 3(b) of the Common Stock Purchase Warrant issued pursuant to the Purchase Agreement, the Conversion Price and Exercise Price, as applicable, is reduced to $0.30 immediately upon execution of this Agreement, subject to further adjustment therein.

(f)          Registered Characteristics; Tacking. The Company acknowledges and agrees that in accordance with Section 3(a)(9) of the Securities Act and Rule 144, the Securities originally issued pursuant to the Purchase Agreement shall maintain (on the date hereof and hereafter) their registered characteristics and/or will tack back to the original Closing Date of the Purchase Agreement (assuming for such purposes cashless exercise of the Warrants). Upon conversion of such Preferred Stock or exercise of the Warrants (assuming cashless exercise), the Underlying Shares issuable thereunder shall be freely tradeable and free of any restrictions on resale or Securities Act legends.

4.           Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants as of the date hereof to the Company as follows:

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(a)          Authority. The execution, delivery and performance by such Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or similar action on the part of such Purchaser. This Agreement has been duly executed by such Purchaser and, when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b)          Own Account. Such Purchaser (i) understands that the shares of Preferred Stock and Conversion Shares are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law, (ii) is acquiring the Preferred Stock as principal for its own account and not with a view to or for distributing or reselling such shares of Preferred Stock or any part thereof in violation of the Securities Act or any applicable state securities law, (iii) has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and (iv) has no arrangement or understanding with any other persons regarding the distribution of such Preferred Stock (this representation and warranty not limiting such Purchaser’s right to sell the Conversion Shares pursuant to the Registration Statement or otherwise in compliance with applicable federal and state securities laws) in violation of the Securities Act or any applicable state securities law. Such Purchaser is acquiring the shares of Preferred Stock hereunder in the ordinary course of its business. Such Purchaser does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Preferred Stock or Conversion Shares.

(c)          Purchaser Status. Such Purchaser is an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act.

(d)          General Solicitation. Such Purchaser is not purchasing the Preferred Stock as a result of any advertisement, article, notice or other communication regarding the Preferred Stock published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(e)          Affirmation of Prior Representations and Warranties. Such Purchaser hereby represents and warrants to the Company that its representations and warranties listed in Section 3.2 of the Purchase Agreement are true and correct as of the date hereof.

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5.           Public Disclosure. The Company shall, by 9:00 p.m. (New York City time) on the Trading Day immediately following the date hereof, issue a press release disclosing the material terms of the transactions contemplated hereby. From and after the issuance of the press release, the Company represents to the Purchasers that it shall have publicly disclosed all material, non-public information delivered to any of the Purchasers by the Company or any of its Subsidiaries, or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by the Transaction Documents. In addition, effective upon issuance of the press release, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, agents, employees or Affiliates on the one hand, and any of the Purchasers or any of their Affiliates on the other hand, shall terminate.

6.           Effect on Transaction Documents. Except as expressly set forth above, all of the terms and conditions of the Transaction Documents shall continue in full force and effect after the execution of this Agreement and shall not be in any way changed, modified or superseded by the terms set forth herein, including, but not limited to, any other obligations the Company may have to the Purchaser under the Transaction Documents. Notwithstanding the foregoing, this Agreement shall be deemed for all purposes as an amendment to any Transaction Document as required to serve the purposes hereof, and in the event of any conflict between the terms and provisions of the Certificate of Designation or any other Transaction Document, on the one hand, and the terms and provisions of this Agreement, on the other hand, the terms and provisions of this Agreement shall prevail.

7.           Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and each Purchaser.

8.           Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Purchase Agreement.

9.           Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Purchaser. The Company may not assign (except by merger) its rights or obligations hereunder without the prior written consent of the Purchaser of the then-outstanding Securities. The Purchaser may assign their rights hereunder in the manner and to the Persons as permitted under the Purchase Agreement.

10.         Execution and Counterparts. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

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11.         Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined in accordance with the provisions of the Purchase Agreement.

12.         Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

13.         Headings. The headings in this Agreement are for convenience only, do not constitute a part of the Agreement and shall not be deemed to limit or affect any of the provisions hereof.

14.         Piggy-Back Registrations. If the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with the Company’s stock option or other employee benefit plans, then the Company shall deliver to the Purchaser a written notice of such determination and, if within fifteen days after the date of the delivery of such notice, any the Purchaser shall so request in writing, the Company shall include in such registration statement all or any part of such Underlying Shares issuable upon conversion of the Preferred Stock issuable hereunder.

15.         Market Standstill. From the date hereof until ___ days following the date hereof, the Company ), other than an Exempt Issuance, neither the Company nor any Subsidiary shall make any issuance whatsoever of Common Stock or Common Stock Equivalents.

[SIGNATURE PAGE FOLLOWS]

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Executed as of the first date written above by the undersigned duly authorized representatives of the Company and the Purchaser:

ENERJEX RESOURCES, INC.

By:
Name:
Title:

ALPHA CAPITAL ANSTALT

Signature of Authorized Signatory:

Name of Authorized Signatory:

Title of Authorized Signatory:

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